Fees Summary	Oct. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,986,736.86
Previously Paid Amount	0.00
Total Fee Amount	826.77
Total Offset Amount	0.00
Net Fee	$ 826.77